Investor Presentation

(Based upon Year End 2006 results)

March 12, 2007

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Results of eFax price change

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance.” These forward-looking statements are based on management’s current expectations or beliefs as of March 12, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of March 12, 2007 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage; worse than expected results of eFax price change

Higher than expected tax rates or exposure to additional tax liability, including impact of adoption of FIN 48

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/12/07 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.2 million subscribed telephone numbers (DIDs)

Global advanced messaging network

>2,700 cities in 37 countries on 5 continents

16.4 MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 49 issued patents, and numerous pending U.S. and foreign patent applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

11 consecutive years of Revenue growth

5 consecutive years of positive and growing Operating Earnings

26% year-over-year Revenue growth

$191.6 MM of cash & investments to fund growth (as of 12/31/06)

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, Google, Monster, MSN, Yahoo!)

Sold primarily through: www.eFax.com , www.j2.com, www.onebox.com and
www.evoice.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Paid Subscription Drivers

Six Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for ~50% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

~10% of monthly paid signups

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing program across various media

International marketing programs

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Service Roadmap

eFax Domestic Price Increase

eFax Plus Successful Price Change History

Review Pricing every 2 to 3 Years

Consider feature set, market conditions, and comparable value

2001: Increase price to match customer value

From $2.95/$4.95 to $9.95

Phased approach to ease implementation and monitor results

Successful rollout across customer base with moderate cancellations

2003/2004: Increase price to match increased features and value

From $9.95 to $12.95

Prices increased by group with a substantial portion completed in 4 months

Price accepted by new customers and modest cancels by existing customers

2006/2007: Increase price to match increased features and value

From $12.95 to $16.95

Customers who are > 6 months in age – expected time to complete is 7 months

Similar expectations to prior price changes

eFax Price Change - Recent Milestones

Q2 2006: Testing of Packages

Various price points & feature sets tested for conversion & retention

July 2006: Decision

$16.95 monthly, $169.50 annual, 160 included pages selected, 30 send

Domestic “web” customers only

Q3 2006: Price change to new customers begins

Price changed for new signups
                Existing $12.95 offers/promotions expire over time

First group of monthly and annual customers given advance notice

Q4 2006: Price change to existing customers begins

Price changed for first group of existing monthly and annual customers

eFax Price Change - Current Status/Next Steps

New Customers Signup on New Pricing

> 90% at $16.95 (monthly) or $169.50 (annual) in January

Existing customer base continues to migrate to new pricing

~ 40% at end of Q4 2006

~ 60% at end of Q1 2007

~ 90% at end of Q2 2007

Increased Cancels within Range of Expectation

10%-15% incremental cancels

Monitor impact through the end of the year

Resumption of pre-price change metrics typically follow by six months

Financial Highlights

GAAP Reconciliation

(1) Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: Cost of revenues is
    $571K, Sales and Marketing is $1,236K, R&D is $759K, and G&A is $4,998K.

(2) G&A also includes adjustments of$2.9M pre-tax ($1.7M after-tax) for stock option investigation and $1.3M pre-tax ($0.8M after-tax) for G&A costs related to enhancement of internal controls relating to global tax structure.

(3) Other Income and Expense includes and adjustment for $30K related to payroll tax and employee compensation liabilities associated with stock option investigation.

(4) Income tax expense is adjusted for the net impact of items 1, 2 and 3 above.

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

175,171

$

-

$

175,171

$

Other

5,908

0

5,908

Total revenue

181,079

0

181,079

Cost of revenues

(1)

36,723

(571)

36,152

Gross profit

144,356

571

144,927

Operating expenses:

Sales and marketing

(1)

30,792

(1,236)

29,556

Research, development and engineering

(1)

8,773

(759)

8,014

General and administrative

(1) (2)

38,754

(9,136)

29,618

Total operating expenses

78,319

(11,131)

67,188

Operating earnings

66,037

11,702

77,739

Other income and expenses:

Interest and other income, net

(3)

7,195

30

7,225

Total other income and expenses:

7,195

30

7,225

Earnings before income taxes

73,232

11,732

84,964

Income tax expense

(4)

20,101

3,994

24,095

Net earnings

53,131

$

7,738

$

60,869

$

Basic net earnings per share

1.08

$

1.24

$

Diluted net earnings per share

1.04

$

1.19

$

Basic weighted average shares outstanding

49,209,129

49,209,129

Diluted weighted average shares outstanding

51,048,995

51,330,932

TWELVE MONTHS ENDED DECEMBER 31,2006

2006 Modified Financial Results

Revenue

$181.1 Mil

Gross Profit/Margin (1)

$144.9 Mil

80.0%

Operating Profit/Margin (2)

$77.7 Mil

42.9%

Modified EPS(2)

$1.19 Per Share

(1) Gross profit/margin excludes expenses related to stock based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants.

(2) Operating profit/margin and Modified EPS excludes expenses related to stock based compensation, charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants, expense of stock option investigation and third party G&A expense to enhance internal controls relating to global tax structure.

Margin

Historical Revenue & Operating Earnings Growth

11 consecutive year of Revenue growth

5 consecutive years of Operating Earnings growth

Modified Margin Trends by Year

Operating earnings for 2004 to 2006 is based on Modified earnings. See
Slides 14, 22, and 23  for reconciliation to the nearest GAAP financial measure.

Financial Guidance

(1)   Excludes non-cash compensation expense for SFAS 123(R) and excess accounting fees related to restatement of prior years financials. Assumes an effective annual tax rate of approximately 30% and 51.2 million fully diluted shares outstanding.

$0.32 - $0.33

$51.1 - $52.1

Q1

2007

$1.35 - $1.45

Modified EPS (1)

$217 - $229

Revenues (millions)

Fiscal Year

2007

Supplemental Information

Metrics

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Fixed Subscriber Revenues

$22,773

$23,756

$25,229

$26,963

$98,721

$28,537

$29,855

$32,179

$36,013

$126,586

Variable Subscriber Revenues

8,502

10,323

11,258

10,901

40,985

12,025

12,816

12,312

11,433

48,585

   Subscriber Revenues

$31,275

$34,079

$36,487

$37,864

139,706

$40,562

$42,671

$44,491

$47,447

175,171

Other Revenues

949

806

1,202

1,279

4,235

1,456

1,595

1,400

1,457

5,908

      Total Revenues

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

DID Based Revenues

$30,186

$33,009

$34,760

$36,063

$134,018

$38,718

$40,683

$42,832

$45,650

$167,882

Non-DID Revenues

2,038

1,876

2,929

3,080

9,923

3,300

3,583

3,059

3,254

13,197

Total Revenues

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,266

$45,891

$48,904

181,079

Subscriber Revenue/Total Revenues

97.1%

97.7%

96.8%

96.7%

97.1%

96.5%

96.4%

96.9%

97.0%

96.7%

DID Based/Total Revenues

93.7%

94.6%

92.2%

92.1%

93.1%

92.1%

91.9%

93.3%

93.3%

92.7%

%

Fixed

Subscriber Revenues

72.8%

69.7%

69.1%

71.2%

70.7%

70.4%

70.0%

72.3%

75.9%

72.3%

%

Variable

Subscriber Revenues

27.2%

30.3%

30.9%

28.8%

29.3%

29.6%

30.0%

27.7%

24.1%

27.7%

Paid DIDs

(1)

598,490

641,720

691,096

740,120

788,130

836,576

887,801

906,652

Average Monthly Revenue/DID

$16.85

$17.21

$16.89

$16.36

$16.39

$16.15

$15.98

$16.45

Cancel Rate

(2)

2.9%

2.5%

2.6%

2.4%

2.5%

2.6%

2.7%

2.9%

Free DIDs

8,448,517

8,653,386

9,549,886

10,423,723

10,225,974

10,537,817

10,619,571

10,322,922

Average Monthly Revenue/DID

$0.04

$0.04

$0.03

$0.03

$0.04

$0.04

$0.05

$0.04

Total DID Inventory (MM)

12.7

13.6

14.2

14.6

15.2

15.2

16.2

16.4

Countries Covered

23

25

26

26

29

32

35

37

Cash/Funds Available for Growth

(millions)

$98.5

$108.6

$131.6

$144.5

$162.3

$174.9

$171.0

$191.6

Free Cash Flow

(3)

(millions)

$11.3

$13.8

$13.5

$16.8

$55.4

$18.5

$11.0

$12.4

$23.9

$65.8

(1)

For Q3 and Q4 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs, reserve for Send 2 Fax DIDs (related to migration and a price increase) and adjustments associated with a database upgrade.

(2)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(3)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

2005

2006

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '05

Q2 '05

Q3 '05

Q4 '05

Q1 '06

Q2 '06

Q3 '06

Q4 '06

Net cash provided by operating activities

$13.762

$15.227

$15.951

$19.405

$19.245

$14.250

$13.607

$25.903

Purchases of property & equipment

(2.473)

(1.420)

(2.433)

(2.602)

(0.757)

(3.288)

(1.181)

(1.973)

Free Cash Flow

(1)

$11.289

$13.807

$13.518

$16.803

$18.488

$10.962

$12.426

$23.930

GAAP Reconciliation

(1) Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: Cost of revenues is
    $113K, Sales and Marketing is $149K, R&D is $265K, and G&A is $819K.

(2) Other income excludes gain of sale of investment of $9,808K.

(3) Income tax expense is adjusted for the net impact of items 1 and 2 above.

22

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

139,706

$

-

$

139,706

$

Other

4,235

0

4,235

Total revenue

143,941

0

143,941

Cost of revenues

(1)

29,844

(113)

29,731

Gross profit

114,097

113

114,210

Operating expenses:

Sales and marketing

(1)

23,025

(149)

22,876

Research, development and engineering

(1)

7,134

(265)

6,869

General and administrative

(1)

23,464

(819)

22,645

Total operating expenses

53,623

(1,233)

52,390

Operating earnings

60,474

1,346

61,820

Other income and expenses:

Interest and other income, net

(2)

13,148

(9,808)

3,340

Total other income and expenses:

13,148

(9,808)

3,340

Earnings before income taxes

73,622

(8,462)

65,160

Income tax expense

(3)

23,004

(3,409)

19,595

Net earnings

50,618

$

(5,053)

$

45,565

$

Basic net earnings per share

1.05

$

0.94

$

Diluted net earnings per share

0.99

$

0.89

$

Basic weighted average shares outstanding

48,224,818

48,224,818

Diluted weighted average shares outstanding

51,171,794

51,261,185

TWELVE MONTHS ENDED DECEMBER 31,2005

GAAP Reconciliation

(1) Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: Cost of revenues is
    $49K, Sales and Marketing is $91K, R&D is $84K and G&A is $461K.

(2) Income tax expense is adjusted for the net impact of stock-based compensation and charges for payroll tax and employee compensation liabilities above.

23

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP

Reported

Entries

Non-GAAP

Revenues

Subscriber

103,160

$

-

$

103,160

$

Other

3,183

0

3,183

Total revenue

106,343

0

106,343

Cost of revenues

(1)

21,018

(49)

20,969

Gross profit

85,325

49

85,374

Operating expenses:

Sales and marketing

(1)

18,591

(91)

18,500

Research, development and engineering

(1)

5,333

(84)

5,249

General and administrative

(1)

16,049

(461)

15,588

Total operating expenses

39,973

(636)

39,337

Operating earnings

45,352

685

46,037

Other income and expenses:

Interest and other income, net

1,183

0

1,183

Total other income and expenses:

1,183

0

1,183

Earnings before income taxes

46,535

685

47,220

Income tax expense

(2)

15,919

209

16,128

Net earnings

30,616

$

476

$

31,092

$

Basic net earnings per share

0.66

$

0.67

$

Diluted net earnings per share

0.61

$

0.62

$

Basic weighted average shares outstanding

46,625,488

46,625,488

Diluted weighted average shares outstanding

49,828,208

49,828,208

TWELVE MONTHS ENDED DECEMBER 31,2004

®